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                                     [FRONT]

[CORPORTE SEAL]                                                          SHARES
                         THE DREYFUS/LAUREL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                    DREYFUS PREMIER LARGE COMPANY GROWTH FUND
                                 CLASS A SHARES
                                                                                          SEE REVERSE FOR
                                                                                      CERTAIN DEFINITIONS

                                                                                        CUSIP 000000 00 0
This certifies that




is the owner of

FULLY PAID NON-ASSESSABLE CLASS A SHARES (DREYFUS PREMIER LARGE COMPANY GROWTH FUND) OF CAPITAL STOCK OF THE
                      PAR VALUE OF $0.001 PER SHARE OF THE DREYFUS/LAUREL FUNDS, INC.

(hereinafter  called the "Company")  transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless  countersigned  by the Transfer  Agent.  As provided in the Articles of  Incorporation,  As
Amended ("Articles of Incorporation"), the capital stock in the Company has been divided into shares of such series or classes as may be established and designated  from time to time, and the Class A Shares  evidenced hereby  represent  the  interest in an  undivided  proportionate  part of the assets  belonging to the above designated class of the Series subject to the liabilities belonging to such class of the Series. Such Series and Class and other series and classes have the relative rights and preferences set forth in the Articles of
Incorporation, and the Company will furnish to the holder of the certificate upon request and without charge a full statement of such relative rights and preferences. THE CLASS A SHARES EVIDENCED HEREBY ARE SUBJECT TO
REDEMPTION BY THE COMPANY  pursuant to the procedures  that may be determined by the Directors in accordance with the Articles of Incorporation.  This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation of the Company to all of which the holder of  this  certificate  by  acceptance  hereof  assents.  Subject  to  the  provisions  of  the  Articles  of
Incorporation,  the Shares represented by this certificate are transferable upon the books of the Company by the registered holder hereof.

     WITNESS the facsimile signature of the President and the Secretary of the Company.

     Dated:


Countersigned
DREYFUS TRANSFER, INC.,
a Subsidiary of The Dreyfus Corporation
             Transfer Agent

By



            Authorized Signature                                    \s\ John E. Pelletier     \s\ Marie E. Connolly
                                                                    Secretary                 President

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         The Company is  authorized  to issue two or more classes of stock.  The
Company will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Company is authorized to issue, and if the Company is authorized to issue any preferred or special class in a series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full in accordance to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT/TRSFR MIN ACT -_________ Custodian ________
                                                             (Cust.)               (Minor)
TEN ENT   - as tenants by the entireties                     under Uniform Gifts/Transfers to Minors
UT TEN    - as joint tenants with right of survivorship      Act____________________________________
            and not as tenants in common                            (State)

     Additional abbreviations may also be used though not in the above list.

      For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________________________________


________________________________________________________________________________________________________
 Please print or type: title, name and address, including postal zip code of assignor


________________________________________________________________________________________________________


________________________________________________________________________________________________________
____________________________________________________________________________________________ shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________

________________________________________________________________________________________________________
Attorney to  transfer  the said stock on the books of the  within-named  Company with full power of substitution in the premises.

Dated:____________________


                                             ________________________________________



NOTICE:  The signature to this  assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatsoever.


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